SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF EVENT: November 5, 2002

                         COMMISSION FILE NUMBER 0-25416

                              CALL-SOLUTIONS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

CALIFORNIA                                                            33-0563989
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

555 WHITEHALL STREET, ATLANTA, GEORGIA                                     30303
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (404) 222-0760
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

By unanimous approval of the Board of Directors' members, John Ballard and Cameron Billmyer, (Peter Van Brunt abstained) the Board of Directors approved an agreement and agreed to issue 1,093 shares of convertible preferred stock to Payment Solutions in exchange for Payment Solutions agreement to forgive an aggregate past due liability of $1,092,222.00 owed to Payment Solutions by Call-Solutions. On November 5, 2002, Call-Solutions issued to Payment Solutions 1,093 shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at Payment Solutions' sole election, at the rate of $.005 per share, and may convert into an aggregate of 218,600,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

By unanimous approval of the Board of Directors' members, John Ballard, Cameron Billmyer, and Peter Van Brunt, the Board of Directors approved an agreement and agreed to issue 314 shares of convertible preferred stock to Joseph Risk in exchange for Joseph Risk's agreement to forgive an aggregate past due liability of $313,150 owed to Joseph Risk by Call-Solutions. On November 5, 2002, Call-Solutions issued to Joseph Risk 314 shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at Joseph Risk's sole election, at the rate of $.005 per share, and may convert into an aggregate of 62,800,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

By unanimous approval of the Board of Directors' members, John Ballard, Cameron Billmyer, and Peter Van Brunt, the Board of Directors approved an agreement and agreed to issue 152 shares of convertible preferred stock to Teena Martin-Smith in exchange for Teena Martin-Smith's agreement to forgive an aggregate past due liability of $151,500 owed to Teena Martin-Smith by Call-Solutions. On November 5, 2002, Call-Solutions issued to Teena Martin-Smith 152 shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at Ms. Martin-Smith's sole election, at the rate of $.005 per share, and may convert into an aggregate of 30,400,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

By unanimous approval of the Board of Directors' members, John Ballard, Cameron Billmyer, and Peter Van Brunt, the Board of Directors approved an agreement and agreed to issue 113 shares of convertible preferred stock to Richard Dwayne Britt in exchange for Richard Dwayne Britt's agreement to forgive an aggregate past due liability of $112,400 owed to Richard Britt by Call-Solutions. On November 5, 2002, Call-Solutions issued to Mr. Britt shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at Mr. Britt's sole election, at the rate of $.005 per share, and may convert into an aggregate of 22,600,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

By unanimous approval of the Board of Directors' members, (John Ballard abstained) Cameron Billmyer, and Peter Van Brunt, the Board of Directors approved an agreement and agreed to issue 15 shares of convertible preferred stock to John Ballard in exchange for John Ballard's agreement to forgive an aggregate past due liability of $15,000.00 owed to John Ballard by Call-Solutions. On November 5, 2002, Call-Solutions issued to John Ballard 15 shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at John Ballard's sole election, at the rate of $.005 per share, and may convert into an aggregate of 3,000,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

By unanimous approval of the Board of Directors' members, John Ballard and Peter Van Brunt (Cameron Billmyer abstained), the Board of Directors approved an agreement and agreed to issue 10 shares of convertible preferred stock to Cameron Billmyer in exchange for Mr. Billmyer's agreement to forgive an aggregate past due liability of $10,000.00 owed to Mr. Billmyer by Call-Solutions. On November 5, 2002, Call-Solutions issued to Mr. Billmyer 10 shares of convertible preferred stock, at a stated value of $1,000.00 per share. The shares of preferred stock are immediately convertible, at Cameron Billmyer's sole election, at the rate of $.005 per share, and may convert into an aggregate of 2,000,000 shares of common stock. The holders of the convertible preferred stock may vote their shares on an "as converted" basis.

The purpose of the six transactions was to repay a large outstanding past due accounts payable and to reduce Call-Solutions' current and total liabilities. There were 81,495,911 shares of common stock outstanding as of June 30, 2002.
On October 25, 2002, Call-Solutions issued an aggregate of 1,697 shares of convertible preferred stock. The preferred stock is convertible at the rate of $.005 per share and may be converted into an aggregate 339,400,000 shares of common stock. The preferred stock holders can vote their shares on "as converted" basis. The aggregate amount of voting shares is now 420,895,911.

After the meeting, Cameron Billmyer and John Ballard resigned from the board of directors. Peter Van Brunt appointed Dr. Bashiruddin Usama, DDS and Ron Allen to the Board of Directors to fill the vacancies on the board.

Since 1974, Dr. Usama has been a oral and maxillofacial surgeon practicing in Cleveland Heights, Ohio.
Dr. Usama received his a Bachelor of Science Degree from Howard University, College of Liberal Arts, Washington, D.C. in 1959, and his Doctor of Dental Surgery from Howard University, College of Dentistry, Washington, D.C. in 1963.

From July, 2002 to present, Mr. Allen has worked as Chief Executive Officer of Global Automation Works, Inc. From August, 2000 to January, 2002, Mr. Allen was a Project Engineer for Scientific Research Corporation, in Atlanta, Georgia, and from May, 1999 to June, 2000, a Project Engineer for Rapid Design Service, in Flint, Michigan. From December 1996 to February, 1999, Mr. Allen was a Graduate Assistant Football Coach at the Michigan Technological University, at Houghton, Michigan. Mr. Allen received his Bachelor of Science degree in Electrical Engineering from the Michigan Technological University, in Houghton, Michigan in 1999.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Call-Solutions,  Inc.

November 7, 2002                               /s/
                                               ---------------------------
                                                   Peter Van Brunt


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